EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report on Form 20-F for the year ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to section 906 of the U.S. Sarbanes Oxley Act of 2002.

I, Pedro Carlos Araújo Coutinho, Chief Executive Officer of Getnet Adquirência e Serviços para Meios de Pagamento S.A., certify that, to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Getnet Adquirência e Serviços para Meios de Pagamento S.A.

Date: March 10, 2022

By:	/s/ Pedro Carlos Araújo Coutinho
	Name:	Pedro Carlos Araújo Coutinho
	Title:	Chief Executive Officer